UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          August 30, 2013

Gladstone Investment Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	814-00704 (Commission File Number)	83-0423116 (IRS Employer Identification No.)

1521 Westbranch Drive, Suite 200

McLean, Virginia 22102

(Address of principal executive offices)

Registrant's telephone number, including area code: (703) 287-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 4, 2013, Gladstone Investment Corporation issued a press release announcing the sale of its largest portfolio company, Venyu Solutions Inc, which occurred on August 30, 2013. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Gladstone Investment Corporation on September 4, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 4, 2013	GLADSTONE INVESTMENT CORPORATION

	By:	/s/ David Watson
David Watson Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Gladstone Investment Corporation on September 4, 2013.